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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    Form 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) December 18, 1998


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                            IDG BOOKS WORLDWIDE, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                                     0-24617                              04-3078409
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(State or Other Jurisdiction                         (Commission                           (IRS Employer
 of Incorporation)                                  File Number)                        Identification No.)

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           919 East Hillsdale Blvd., Suite 400, Foster City, CA 94404
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               (Address of principal executive offices) (Zip code)



        Registrant's telephone number, including area code (650) 655-3000



                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report.)








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     Item 2. Acquisition or Disposition of Assets

     (a) On December 18, 1998, IDG Books Worldwide, Inc. (the "Company") acquired all of the capital stock of Cliffs Notes, Inc. ("Cliffs Notes"), a privately-held publisher of popular literary study guides, from the founder of Cliffs Notes, certain of his family members and other shareholders. The acquisition price was approximately $17.6 million, which included balance sheet adjustments for net tangible assets delivered at closing. The purchase price was determined as a result of arm's length negotiations between senior management of the Company and Cliffs Notes. The Company funded the acquisition with approximately $13.2 million in cash from operations and approximately $4.4 million in borrowings based on a credit agreement, dated as of August 27, 1998, between the Company and Wells Fargo Bank. A copy of the Company's press release dated December 7, 1998 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     (b) Certain of the assets of Cliffs Notes constitute plant, equipment and other physical property, particularly furniture, fixtures and leasehold improvements used in the business of Cliffs Notes as described elsewhere herein, and the Company intends to continue such use.


     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          The Company is currently evaluating the requirement to file historical financial statements and pro forma financial information. If required to do so, the Company will file the applicable financial information within 75 days of this reportable event.


     (a) Financial Statements of Business Acquired.

         To be filed by amendment when such financial statements are available, if applicable.

     (b) Pro Forma Financial Information.

         To be filed by amendment when such pro forma financial information is available, if applicable.


     (c) Exhibits    Description
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             2.1*    Share Purchase  Agreement dated December 7, 1998 by and among the Company,  Cliffs Notes and the Shareholders of Cliffs Notes.
             99.1    Press release of IDG Books Worldwide, Inc. dated December 7, 1998.
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    *  Incorporated by reference from the Registrant's  Report on Form
       10-K (File No. 000-24617), filed with the Securities and Exchange
       Commission on December 28, 1998.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IDG Books Worldwide, Inc.

Date:    January 4, 1999             By: /s/  James A. Doehrman
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                                              James A. Doehrman
                                     Vice President and Chief Financial Officer
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                                 EXHIBIT INDEX


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           Exhibit
             No.                                     Document
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             2.1*    Share Purchase  Agreement dated December 7, 1998 by and among the Company,  Cliffs Notes and the Shareholders of Cliffs Notes.
             99.1    Press release of IDG Books Worldwide, Inc. dated December 7, 1998.
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    *  Incorporated by reference from the Registrant's  Report on Form
       10-K (File No. 000-24617), filed with the Securities and Exchange
       Commission on December 28, 1998.